SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 17, 2004

                                ACMAT CORPORATION
               (Exact name of issuer as specified in its charter)


       Connecticut                 0-6234                     0682460
       ------------                ------                     -------
(State of Incorporation)   (Commission File Number)       (I.R.S. Employer
                                                         Identification No.)

                                 233 Main Street
                              New Britain, CT 06050
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (860) 229-9000
                    ----------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                    ----------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of De-listing or Failure to Satisfy a Continued Listing Rule or Standard: Transferred Listing

On November 17, 2004, the board of directors of ACMAT Corporation unanimously voted to terminate the registration of its Common Stock (ACMT.OB) and its Class A Common Stock (ACMTA) under the Securities Exchange Act of 1934. The Company intends to file two Form 15s with the Securities and Exchange Commission ("SEC") on or about December 3, 2004. The Company expects that the termination of registration of each class will become effective 90 days after the date of filing of the Form 15s with the SEC.

The Company's Press Release dated November 18, 2004 is filed herewith and is incorporated herein by reference.


Item 9. Financial Statements or Exhibits

      (c)   Exhibits.

            The following document is filed as an Exhibit to this Report:

            Exhibit 99 - Press Release of the Company, dated November 18, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf, by the undersigned, thereunto duly authorized.

                              ACMAT Corporation



                              /s/ Henry W. Nozko, Jr.
                              -------------------------
                              By:  Henry W. Nozko, Jr.
                              Chairman, President and Chief Executive Officer




Dated:  November 18, 2004

                                  EXHIBIT INDEX



Exhibit Description

99    Press Release of the Company dated November 18, 2004.